                            MODIFICATION AGREEMENT


        THIS MODIFICATION AGREEMENT ("Agreement") is made this __ day of June, 1997, by and between FLEET NATIONAL BANK, a national banking association having a place of business at 111 Westminster Street, Providence, Rhode Island 02903 (the "Bank"), HANOVER CAPITAL PARTNERS, LTD., a New York corporation ("Hanover"), HANOVER CAPITAL MORTGAGE CORPORATION ("Mortgage"), HANOVER CAPITAL MORTGAGE FUND, INC. ("Fund"), HANOVER CAPITAL SECURITIES, INC. ("Securities"), HANOVER CAPITAL PARTNERS, LTD. ("Partners"), HANOVER CAPITAL ADVISORS, INC. ("Advisors") and JOHN A. BURCHETT ("Burchett"), each with an address at 90 West Street, New York, New York 10006 (Hanover, Mortgage, Fund, Securities, Partners, Advisors and Burchett are sometimes collectively referred to as the "Obligors").

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, the Obligors are indebted, either directly or indirectly, to Bank for that certain facility extended by Bank to Hanover of $2,000,000.00 (the "Loan"), as evidenced by that certain $2,000,000.00 Revolving Credit Agreement, dated December 10, 1996 by and between Hanover and the Bank (the "Credit Agreement"); and

        Whereas, pursuant to the terms of the Credit Agreement, the Loan is further evidenced by that certain Reducing Revolver Note in the original principal amount of $2,000,000.00, dated December 10, 1996 executed by Hanover (the "Note"); and copies of which are attached hereto as Exhibit A; and

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        WHEREAS, the Obligors have requested the Bank to provide additional interim financing and the Bank has agreed to the Obligors' request, subject to the provisions as referenced herein.

        NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. The Obligors reaffirm the terms and provisions of the documents executed in connection with the Loan to which they are parties (collectively, the "Existing Documents") and the parties agree that, except as modified herein, the Existing Documents shall remain in full force and effect.

        2. Simultaneous with the execution hereof, the Executed Documents, including the Credit Agreement, shall be modified by amending Section 1.01 of the Credit Agreement to provide that the Revolving Loan Ceiling, as that term is defined therein, shall be restated to Two Million Three Hundred Thousand Dollars ($2,300,000.00) through September 1, 1997. In addition, the following modifications to the existing Documents, including the Credit Agreement shall be made simultaneously with the execution of this Agreement: (a) subparagraph
(iii) of the definitional section as to 'Revolving Loan Ceiling', as that term is defined in Section 1.01 of the Credit Agreement, shall be restated to One Million Eight Hundred Fifty Thousand Dollars ($1,850,000.00); (b) subparagraph
(iv) of the definitional section as to 'Revolving Loan Ceiling', as that term is defined in Section 1.01 of the


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Credit Agreement, shall be restated to One Million Seven Hundred Thousand
Dollars ($1,700,000.00); (c) subparagraph (v) of the definitional section as to 'Revolving Loan Ceiling', as that term is defined in Section 1.01 of the Credit Agreement, shall be restated to One Million Five Hundred Fifty Thousand Dollars ($1,550,000.00); (d) subparagraph (vi) of the definitional section as to 'Revolving Loan Ceiling', as that term is defined in Section 1.01 of the Credit Agreement, shall be restated to One Million Four Hundred Thousand Dollars ($1,400,00.00); (e) subparagraph (vii) of the definitional section as to 'Revolving Loan Ceiling', as that term is defined in Section 1.01 of the Credit Agreement, shall be restated to One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00).

     3. In order to further secure its obligations under the Loan, Hanover shall execute and deliver to Bank an assignment of that certain Asset Management Agreement in form attached hereto as Exhibit A.

     4. Each of the Obligors does hereby release Bank, its agents, employees, attorneys, stockholders, officers and directors from and against any and all claims, demands, penalties, causes of action, liabilities, damages, costs or expenses of whatever kind or nature arising out of or in any way related to the execution of this Agreement and the documents executed in connection therewith.

     4. This Agreement represents the entire agreement between the parties with respect to the matters as set forth herein and supersedes any and all other prior agreements and understandings,



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if any. Rhode Island law shall govern this Agreement. The Obligor approves the terms and conditions herein, and causes this Agreement to be executed by its duly authorized representative freely and voluntarily, without duress.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by either themselves or their duly authorized representatives on the day and year first written above.


WITNESS:                                        FLEET NATIONAL BANK


--------------------------------                By:
                                                   --------------------------
                                                     Anthony A. Botelho
                                                Its: Vice President


                                                HANOVER CAPITAL PARTNERS, LTD.


--------------------------------                By:
                                                   --------------------------
                                                Its:
                                                    -------------------------


--------------------------------                -----------------------------
                                                JOHN A. BURCHETT


--------------------------------                HANOVER CAPITAL
                                                MORTGAGE CORPORATION


                                                By:
                                                   --------------------------
                                                Its:
                                                    -------------------------


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



_____________________________            HANOVER CAPITAL
                                         MORTGAGE FUND, INC.


                                         By: _________________________________
                                         Its: ________________________________




_____________________________            HANOVER CAPITAL
                                         SECURITIES, INC.


                                         By: _________________________________
                                         Its: ________________________________





_____________________________            HANOVER CAPITAL
                                         ADVISORS, INC.


                                         By: _________________________________
                                         Its: ________________________________




STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1997, before me personally appeared __________, _________ of Hanover Capital Partners, Ltd., to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Hanover Capital Partners, Ltd.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________

STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared __________, _________ of Hanover Capital Mortgage Corporation, to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Hanover Capital Mortgage Corporation.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________




STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared __________, _________ of Hanover Capital Mortgage Fund, Inc., to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Hanover Capital Mortgage Fund, Inc.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________




STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared __________, _________ of Hanover Capital Securities, Inc., to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Hanover Capital Securities, Inc.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________




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STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared __________, _________ of Hanover Capital Advisors, Ltd., to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Hanover Capital Advisors, Ltd.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________




STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared John A. Burchett, to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________




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STATE OF  RHODE ISLAND
          ------------------
COUNTY OF PROVIDENCE
          ------------------


     In Providence, on the ____ day of June, 1977, before me personally appeared Anthony A. Botelho, Vice President of Fleet National Bank, to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of Fleet National Bank.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________





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                                   ASSIGNMENT


     HANOVER CAPITAL PARTNERS, LTD., a New York corporation, having a place of business at 90 West Street, New York, New York ("Assignor"), for good and valuable consideration, the receipt of which is hereby acknowledged by Fleet National Bank, a national banking association, with an office located at 111 Westminster Street, Providence, Rhode Island ("Assignee"), and pursuant to the terms of that certain Modification Agreement of even date among the Assignor and the Assignee, among others, hereby transfers and assigns to Assignee all of its rights, title and interest to those instruments and documents further described on EXHIBIT A attached hereto to Assignee WITH RECOURSE.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed by its duly authorized representative on this ______ day of June, 1997.


WITNESS:                                 HANOVER CAPITAL PARTNERS, LTD.



________________________                 By: __________________________

                                         Its: _________________________





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STATE OF __________________
COUNTY OF _________________


     In ______________, on the ____ day of June, 1977, before me personally appeared __________, _________ of Hanover Capital Partners, Ltd., to me known and known by me to be the person executing the foregoing instrument, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed and the free act and deed of Hanover Capital Partners, Ltd.

                                         _____________________________________
                                         Notary Public
                                         My commission expires: ______________



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